UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

Item 9.01	(d) Exhibits	9

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Item 1.01	Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.03 below, which item is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Note and Warrant Purchase Agreement with HealthCor and Amendments Thereto

As previously reported by CareView Communications, Inc. (the "Company") in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the "Purchase Agreement") with HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP (the "Investors"). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the Investors in the principal amount of $9,316,000 and $10,684,000, respectively (collectively the "2011 HealthCor Notes"), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. The 2011 HealthCor Notes have a maturity date of April 20, 2021. We also issued Warrants to purchase an aggregate of up to 5,488,456 and 6,294,403 shares, respectively, of our Common Stock at an exercise price per share equal to $1.40 per share to the Investors (collectively the "HealthCor Warrants").

Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the Investors on December 30, 2011 ("Amendment Agreement") to (a) amend the Purchase Agreement in order to modify the Investors’ right to restrict certain equity issuances; and (b) amend the 2011 HealthCor Notes and the HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into the Second Amendment to Note and Warrant Purchase Agreement with the Investors on January 31, 2012 ("HealthCor Second Amendment") which allowed us to sell additional Senior Convertible Notes to the Investors in the principal amount of $2,329,000 and $2,671,000, respectively (collectively, the "2012 HealthCor Notes"). The 2012 HealthCor Notes have a maturity date of January 31, 2022.

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the Investors ("Third Amendment") on August 20, 2013 to redefine our minimum cash balance requirements. Previously, we were required to maintain a minimum cash balance of $5,000,000 and should we drop below that balance, it triggered immediate default. The Third Amendment allows for a reduced minimum cash period, as defined therein, which allows the cash balance to drop below $5,000,000, but not below $4,000,000. Upon entering the reduced minimum cash period, we have 120 days to return the minimum cash balance to the original $5,000,000 or risk default on the note. Additionally, we are only allowed to enter a reduced minimum cash period once during the term of the Purchase Agreement. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remain the same.

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Fourth Amendment

On January 16, 2014, we entered into a Fourth Amendment to the Note and Warrant Purchase Agreement with the Investors (the "Fourth Amendment") and agreed to sell and issue to the Investors (i) additional notes in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) (the "2014 Supplemental Closing Notes") and (ii) additional warrants to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein) (the "2014 Supplemental Warrants").

Amendments to the Purchase Agreement are as follows:

A. Section 1.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

"Sale of Additional Securities. After the Closing, the Company may sell to the Investors, on the same terms and conditions as those contained in this Agreement (as amended from time to time), up to $10,000,000 in additional Notes and Warrants to purchase an additional 4,000,000 shares of Common Stock, and (a) any such additional Notes shall be included within the definition of "Notes" under this Agreement; (b) any such additional Warrants shall be included in the definition of "Warrants" under this Agreement; (c) any such additional Notes and additional Warrants shall be included within the definition of "Closing Securities" under this Agreement; (d) any shares of Common Stock issuable upon conversion of any such additional Notes shall be included within the definition of "Note Shares" under this Agreement; (e) any shares of Common Stock issuable upon the exercise of any such additional Warrants shall be included within the definition of "Warrant Shares" under this Agreement; and (f) any amendment to this Agreement to further consummate the sale of any such additional Notes and/or additional Warrants shall be included within the definition of "Transaction Documents" under this Agreement. Any such additional Notes shall be substantially in the form of the senior secured convertible note attached hereto as Exhibit A, with such updates to the "Issuance Date", "Maturity Date," "First Five Year Note Period", "Conversion Price" and other terms as shall be mutually acceptable to the Company and the Investors. Any such additional Warrants shall be substantially in the form of the common stock warrant attached hereto as Exhibit B, with such updates to the "Expiration Date", "Warrant Price" and other terms as shall be mutually acceptable to the Company and the Investors."

B. The last sentence of Section 2(d)(i) of the form of Note attached as Exhibit A to the Purchase Agreement and the last sentence of Section 2(d)(i) of each of the currently outstanding Notes held by the Investors is hereby amended and restated in its entirety to read as follows:

"For purposes of this Note, the term "Major Event" shall mean the occurrence of (i) the signing of a definitive agreement or a series of agreements for the transfer, sale, lease or license of all or substantially all of the Company's assets or capital securities; (ii) the signing of a definitive agreement to consolidate or merge with or into another Person (whether or not the Company is the Successor Entity) that results or would result, after giving effect to the consummation of the transactions contemplated by such agreement, in such other Person (or the holders of such other Person's capital stock immediately prior to the transaction) (other than the Holder or its Affiliates) being or becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of any class of the Company's or the Successor Entity's outstanding capital securities; (iii) the signing of a definitive agreement or a series of agreements to consummate a stock acquisition or sale or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off), or series thereof, with any other Person or Persons (other than the Holder or its Affiliates) that results or would result, after giving effect to the consummation of the transactions contemplated by such agreement or agreements, in such other Person or Persons being or becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) of more of any class of the Company's outstanding capital securities; (iv) the commencement or other public announcement by any Person (other

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than the Company, the Holder or the Holder's Affiliates) of a purchase, tender or exchange offer for 35% or more of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender of exchange offer); (v) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) (other than the Holder or its Affiliates) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (x) 35% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock or (y) 35% or more of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by such Person or Persons as of the date hereof; or (vi) the public announcement by any Person, Persons or group (other than the Company, the Holder or the Holder's Affiliates) of a bona fide intention to enter into any of the agreements or to engage in or commence any of the actions described in clauses (i) through (v) above, or otherwise reflecting an intent to acquire the Company or all or substantially all of its assets or capital securities, or the public announcement by the Company of its receipt of a communication from such a Person, Persons or group evidencing the same."

C. The first sentence of Section 2(f) of the form of Note attached as Exhibit A to the Purchase Agreement and the first sentence of Section 2(f) of each of the currently outstanding Notes held by the Investors is hereby amended and restated in its entirety to read as follows:

"This Note is one of a series of notes issued by the Company pursuant to the Purchase Agreement."

D. Section 4(a)(xi) of the form of Note attached as Exhibit A to the Purchase Agreement and Section 4(a)(xi) of each of the currently outstanding Notes held by the Investors is hereby amended and restated in its entirety to read as follows:

"[Intentionally omitted]"

E. Section 23(c) of the form of Note attached as Exhibit A to the Purchase Agreement and Section 23(c) of each of the currently outstanding Notes held by the Investors is hereby amended and restated in its entirety to read as follows:

""Change of Control" means the consummation of any transaction described in clauses (i) through (v) of the definition of "Major Event" in Section 2(d)(i)."

F. Section 23 of the form of Note attached as Exhibit A to the Purchase Agreement and Section 23 of each of the currently outstanding Notes held by the Investors is hereby amended to add the following definition in its alphabetical position:

"(d) "Closing Sale Price" means, as of any date, the last closing trade price for the Common Stock on the Eligible Market representing the principal securities exchange or trading market for the Common Stock, as reported by Bloomberg, or, if such Eligible Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no Eligible Market is the principal securities exchange or trading market for the Common Stock, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the "pink sheets" by OTC Markets Group, Inc. or any successor thereto. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder."

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In connection with the Fourth Amendment, we issued new notes to replace the 2011 HealthCor Notes and the 2012 HealthCor Notes in their entirety (the "2011 Replacement Notes" and the "2012 Replacement Notes", respectively and the “Replacement Notes”, collectively). The Replacement Notes contain all revisions and amendments to date as discussed above. Simultaneous with the issuance of the Replacement Notes HealthCor returned the 2011 HealthCor Notes and the 2012 HealthCor Notes marked "Canceled."

The 2014 Supplemental Closing Notes, the 2014 Supplemental Warrants and shares of Common Stock issuable upon exercise or conversion of the 2014 Supplemental Closing Notes and 2014 Supplemental Warrants are intended by be exempt from Section 16(b) of the Exchange Act pursuant to one or more rules promulgates thereunder, applicable law and the Commissions' releases and interpretations, and will, from time to time as and when requested by the Investors, and will cause its successors and assigns to execute and deliver or cause to be executed and delivered, to the extent it may lawfully do so, all such documents and instruments and take, or cause to be taken, to the extent it may lawfully do so, all such further actions as the Investors may reasonably deem necessary and desirable to facilitate and effect any such exemption.

Loan and Security Agreement with Comerica Bank and Bridge Bank, N.A.

As previously reported by us in our Current Report on Form 8-K filed with the SEC on September 7, 2011, we entered into and closed a Loan and Security Agreement on August 31, 2011 with Comerica Bank ("Comerica") and Bridge Bank, National Association ("Bridge Bank") (collectively the "Banks") providing for a $20 million revolving line of credit expiring in June 2014 unless mutually extended (the "Loan and Security Agreement" or the "Revolving Line"). The Revolving Line provides us with capital, inter alia, to purchase equipment and perform installations pursuant to newly signed contracts that we may execute in the future with certain healthcare providers. Advances under the Revolving Line bear interest on the outstanding daily balance at the rate of 3.75% plus the Prime Referenced Rate, which is a rate equal to Comerica’s prime rate but no less than the sum of 30-day LIBOR rate plus 2.5% per annum. Interest is to be paid monthly in arrears on any outstanding principal amount.

The Loan and Security Agreement requires us to maintain our primary operating accounts with Comerica and Bridge Bank on a 50:50 basis, with no less than 80% of our investment accounts with the Banks or their affiliates, unless our cash falls below $5 million, in which case we must maintain all our cash with the Banks. The Loan and Security Agreement requires us to maintain a fixed charge coverage ratio of at least 5.01 to 1.00 and contains certain customary affirmative covenants that include, among others, payment of taxes and other obligations, maintenance of insurance and reporting requirements, as well as customary negative covenants that limit, among other things, our ability to make dispositions and acquisitions, be acquired, incur debt or pay dividends.

The Loan and Security Agreement contains customary events of default including, among other things, non-payment, inaccurate representations and warranties, violation of covenants, events that constitute a material adverse effect and cross-defaults to other indebtedness. Upon an occurrence of an event of default, we will pay interest on the outstanding principal balance of five percent (5%) above the otherwise applicable interest rate and the Banks may accelerate the due date.

Pursuant to and in connection with the Loan and Security Agreement, we granted the Banks a security interest in all of our assets, including our intellectual property pursuant to an Intellectual Property Security Agreement, and pledged our ownership interests in our subsidiaries and certain joint ventures. Pursuant to and in connection therewith, we entered into a Subordination Agreement with our existing convertible note holders, HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P.

First Amendment

As previously reported by us in our Current Report on Form 8-K filed with the SEC on February 2, 2012, and in conjunction with the execution of the HealthCor Second Amendment mentioned above, we entered into a First Amendment to Loan and Security Agreement with the Banks (the "First Loan Amendment"), to change the

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definition of "HealthCor Debt" therein, a component of "Permitted Indebtedness," to permit the issuance of the additional Senior Convertible Notes to HealthCor. Also in connection with the HealthCor Second Amendment, the Subordination Agreement between Comerica Bank and the Investors was amended to permit the sale and issuance of additional Senior Convertible Notes.

Second Amendment

As previously reported by us in our Form 10-K for the year ended December 31, 2012 filed with the SEC on April 1, 2013, we entered into a Second Amendment to the Loan and Security Agreement with the Banks (the "Second Loan Amendment) on January 15, 2013 in which the Banks agreed to amend the defining term for "Eligible Accounts" and add the defining term for "Verification of Accounts." In conjunction with the Second Loan Amendment, we amended the previously issued Warrants to the Banks to reduce the exercise price from $1.40 to $1.10 per share (subject to adjustment for capital events) and to extend the expiration date from August 8, 2018 to January 15, 2020. All other provisions of the Loan and Security Agreement, including all amendments thereto, and the Warrants remained unchanged.

Third Amendment

As previously reported by us in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to the Loan and Security Agreement with the Banks (the "Third Loan Amendment") to amend and/or restate certain provisions. Previously, we were required to maintain a minimum cash balance of $5,000,000 and should it drop below that balance, it triggered immediate default. The Third Loan Amendment allows for a reduced minimum cash period, as defined in the agreement, which allows us to drop below $5,000,000, but not below $4,000,000. Upon entering the reduced minimum cash period, we have 120 days to return the minimum cash balance to the original $5,000,000 or risk default on the Revolving Line. During the reduced minimum cash period, we are not allowed to have advances from the Revolving Line in an aggregate amount greater than $3,000,000. Additionally, we are only allowed to enter a reduced minimum cash period once during the term of the agreement. All other terms and conditions of the Revolving Line Agreement, including all amendments thereto, remain the same. In conjunction with the Third Loan Amendment, we also entered into an Affirmation of Subordination with the Banks.

Fourth Amendment

On January 27, 2014, we entered into a Fourth Amendment to Loan and Security Agreement with the Banks ("Fourth Loan Amendment") to amend and restate in its entirety, the defining term of "HealthCor Debt" set forth in Section 1.1 of the Loan and Security Agreement as follows:

"HealthCor Debt" means the Indebtedness owning by Parent to HealthCor, not to exceed the principal amount of Thirty Million Dollars ($30,000,000), exclusive of capitalized accrued interest, pursuant to the terms and conditions of the HealthCor Debt Documents; provided that the same shall at all times be subject to the HealthCor Subordination Agreement."

All other terms and conditions of the Loan and Security Agreement, including all amendments thereto, remain the same. In conjunction with the Fourth Loan Amendment, we also entered into an Affirmation of Subordination with the Banks.

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The foregoing descriptions of the Note and Warrant Purchase Agreement, the Note and Warrant Amendment Agreement, the Second Amendment to the Note and Warrant Purchase Agreement, the Third Amendment to the Note and Warrant Purchase Agreement, the Fourth Amendment to the Note and Warrant Purchase Agreement, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the 2011 Replacement Notes, the 2012 Replacement Notes, the 2014 Supplemental Closing Notes, the Warrants, the 2014 Supplemental Warrants, the Intellectual Property Security Agreement, the Subordination Agreement, the Loan and Security Agreement, the First Amendment to the Loan and Security Agreement, the Second Amendment to the Loan and Security Amendment, the Third Amendment to the Loan and Security Agreement, the Fourth Amendment to the Loan and Security Agreement, the Amended Subordination Agreement, the Affirmation of Subordination Agreement(s), and other transaction documents relating thereto are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference to this Item 2.03.

(Remainder of page intentionally left blank.)

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exh. No.	Date	Document
10.72	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.73	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.74	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.75	04/21/11	Common Stock Purchase Warrant issued to HealthCor Partners Fund, LP to purchase 5,488,456 shares of the Company's Common Stock(1)
10.76	04/21/11	Common Stock Purchase Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 6,294,403 shares of the Company's Common Stock(1)
10.77	04/21/11	Registration Rights Agreements between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.78	04/21/11	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.79	04/21/11	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.83	08/31/11	Loan and Security Agreement between Comerica Bank and Bridge Bank and CareView Communications, Inc., a Nevada corporation, CareView Communications, Inc., a Texas corporation, and CareView Operations, LLC, a Texas limited liability company(2)
10.84	08/31/11	Prime Referenced Rated Addendum between the Company and Comerica Bank as Collateral Agent for the Banks(2)
10.85	08/31/11	Subordination Agreement between Comerica Bank and HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P. (2)
10.86	08/31/11	Intellectual Property Security Agreement between the Company and Comerica Bank(2)
10.87	08/31/11	Common Stock Purchase Warrant issued to Comerica Bank to purchase 714,286 shares of the Company's Common Stock(2)
10.88	08/31/11	Common Stock Purchase Warrant issued to Bridge Bank to purchase 714,286 shares of Company's Common Stock(2)
10.90	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(3)
10.94	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.95	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(4)
10.96	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(4)
10.97	01/31/12	First Amendment to Loan and Security Agreement among the Company, certain of its subsidiaries, Comerica Bank and Bridge Bank, National Association(4)
10.98	01/31/12	Amendment to and Affirmation of Subordination Agreement between Comerica Bank and HealthCor Partners Fund, L.P. and HealthCor Hybrid Offshore Master Fund, L.P.(4)
10.111	01/15/13	Second Amendment to Loan and Security Agreement among the Company, certain of its subsidiaries, Comerica Bank and Bridge Bank, National Association(5)
10.112	01/15/13	Amendment to and Affirmation of Subordination Agreement(5)
10.115	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(6)
10.116	08/20/13	Third Amendment to Loan and Security Agreement among the Company, certain of its subsidiaries, Comerica Bank and Bridge Bank, National Association(6)
10.117	08/20/13	Affirmation of Subordination Agreement(6)
10.126	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor*
10.127	01/16/14	Fourth Amendment to Loan and Security Agreement among the Company, certain of its subsidiaries, Comerica Bank and Bridge Bank, National Association*
10.128	01/16/14	2014 Supplemental Closing Note of the Company payable to HealthCor Partners Fund, LP*
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10.129	01/16/14	2014 Supplemental Closing Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP*
10.130	01/16/14	2014 Supplemental Warrant issued to HealthCor Partners Fund, LP to purchase 1,863,200 shares of the Company's Common Stock*
10.131	01/16/14	2014 Supplemental Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 2,136,800 shares of the Company's Common Stock*
10.132	01/16/14	Amendment to and Affirmation of Subordination Agreement*
10.133	01/16/14	Replacement 2011 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP*
10.134	01/16/14	Replacement 2011 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP*
10.135	01/16/14	Replacement 2012 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP*
10.136	01/16/14	Replacement 2012 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP *

____________________________

(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on September 7, 2011.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.
(5)	Filed with the Annual Report on Form 10-K filed with the SEC on April 1, 2013.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2014	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer

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